UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2014

CVS CAREMARK CORPORATION
(Exact Name of Registrant
as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-01011		05-0494040
(Commission File Number)		(IRS Employer Identification No.)

One CVS Drive
Woonsocket, Rhode Island	02895
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (401) 765-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year
(a) On January 9, 2014, the Board of Directors (the “Board”) of CVS Caremark Corporation (the “Company”) approved and adopted an amendment to the Company’s by-laws (the “By-laws”). Specifically, Article 3, Section 3.02 of the By-laws was amended to state that committees of the Board may be comprised of any number of members as may be permitted by the General Corporation Law of the State of Delaware, provided that each of the principal standing committees of the Board shall be comprised of three or more members.
The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the By-laws, as amended, and a copy of the Company’s Amended and Restated By-laws effective as of January 9, 2014, reflecting the foregoing amendment, is attached hereto as Exhibit 3.2 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Document
3.2	Amended and Restated By-laws of CVS Caremark Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS CAREMARK CORPORATION
Date:	January 13, 2014	By:	/s/ Thomas S. Moffatt
			Name:	Thomas S. Moffatt
			Title:	Vice President & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Document
3.2	Amended and Restated By-laws of CVS Caremark Corporation